

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Managed Pension Assets Partnership 1991-A, Ltd.'s balance sheet and statement of operations contained in its Form 10-K for the year ended December 31, 1996 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              DEC-31-1996
<PERIOD-END>                                   DEC-31-1996
<CASH>                                         1,208
<SECURITIES>                                   0
<RECEIVABLES>                                  11,948
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               13,156
<PP&E>                                         1,596,442
<DEPRECIATION>                                 (1,282,143)
<TOTAL-ASSETS>                                 327,455
<CURRENT-LIABILITIES>                          308,068
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     19,387
<TOTAL-LIABILITY-AND-EQUITY>                   327,455
<SALES>                                        20,225
<TOTAL-REVENUES>                               20,284
<CGS>                                          0
<TOTAL-COSTS>                                  231,554<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (218,256)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (218,256)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (218,256)
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


